Exhibit 10.44

Consulting Agreement Amendment No.1

This Consulting Agreement Amendment No.1 (this “Amendment”) is made December 22, 2022 (the “Amendment Effective Date”) by Beyond Meat, Inc. (“Beyond Meat”), and Gary Schultz, a resident of California (“Consultant”) and amends and supplements the Beyond Meat® Consulting Agreement dated April 1, 2022 between the parties (the “Agreement”). Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the meaning ascribed to them in the Agreement. As of the Amendment Effective Date, all references to the Agreement shall mean the Agreement as amended.

The Parties hereby amend the Agreement as follows:

1.Section 4 is amended by replacing the first sentence in total with the following:

Consultant shall serve as a consultant to the Company for a period commencing on the date that this Agreement is fully executed and delivered and terminating on March 31, 2023, with an option for renewal if agreed in writing by both Parties.

2.Effect of Amendment: Except as amended by this Amendment, the terms of the Agreement remain in full force and effect.

3.Signature, Counterparts, and Delivery. The parties agree that this Amendment may be signed with an electronic signature and that an electronic signature has the same legal effect as a manual signature. Each person signing this Amendment states that he or she is duly authorized and has legal capacity to sign and deliver this Amendment. This Amendment may be signed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Amendment. This Amendment will become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart. The counterparts of this amendment may be made by facsimile transmission, by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of these methods.

The Parties have executed and delivered this Amendment as of the Amendment Effective Date.

Beyond Meat, Inc.                    Consultant
Signature:     /s/ Henry Dieu                Signature: /s/ Gary Schultz
Print Name:     Henry Dieu                Print Name:Gary Schultz
Title:     VP, Controller                    Title:     Consultant